UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2022

IDEAYA Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38915	47-4268251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7000 Shoreline Court, Suite 350

South San Francisco, California 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 443-6209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IDYA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On July 27, 2022, IDEAYA Biosciences, Inc. (the “Company”) announced that, effective as of July 26, 2022, it had entered into a Clinical Trial Collaboration and Supply Agreement (the “Agreement”), dated July 26, 2022, with Amgen Inc. (“Amgen”). Pursuant to the Agreement, the Company and Amgen will collaborate on a phase 1/2 study evaluating the safety, tolerability, pharmacokinetics, pharmacodynamics, and efficacy of the Company’s IDE397 investigational compound in combination with Amgen’s investigational small molecule MTA-cooperative inhibitor of PRMT5, AMG 193, in subjects with advanced MTAP-null solid tumors (the “IDE397/AMG 193 Combination Study”). Pursuant to the mutually non-exclusive Agreement, Amgen is the sponsor of the IDE397/AMG 193 Combination Study and will provide AMG 193, the Company will provide the Company’s IDE397 compound and each party will pay for fifty percent (50%) of the third party costs of the IDE397/AMG 193 Combination Study. Each party will be responsible for its own internal costs and expenses in support of the IDE397/AMG 193 Combination Study. The Company and Amgen will jointly own clinical data and all intellectual property, if any, relating to the combined use of IDE397 and AMG 193 from the IDE397/AMG 193 Combination Study. Each party retains commercial rights to its respective compounds, including with respect to use as a monotherapy or combination agent. The Company and Amgen have formed a joint oversight committee responsible for coordinating all regulatory and other activities under the Agreement.

The foregoing is only a summary description of the terms of the Agreement, does not purport to be complete and is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2022.

(d) Exhibits.

Item 9.01

Exhibit No.	Description

99.1	Press Release dated July 27, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEAYA BIOSCIENCES, INC.

Date: July 27, 2022	By:	/s/ Yujiro Hata
Yujiro Hata President and Chief Executive Officer